UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

Akumin Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39479	88-4139425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)

(844) 730-0050

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2023, Akumin Inc. (the “Company”) entered into an amendment to the employment agreement with Rohit Navani (the “Amendment to the Employment Agreement”) that revised his title from Executive Vice President and Chief Development Officer to Chief Corporate Affairs Officer and revised the description of his duties.

On the same day, the Company entered into an amendment to the offer letter with David Kretschmer (the “Amendment to the Offer Letter”) that changed his title from Interim Chief Financial Officer to Chief Financial Officer and provided for (i) an award of 250,000 restricted share units granted on the effective date of the Amendment to the Offer Letter in connection with his commitment to remain Chief Financial Officer following the completion of the preparation of the audited financial statements of the Company for the financial year ended December 31, 2022 and (ii) a cash payment equal to 12 months of total compensation, being $450,000 (representing an amount equal to his base salary) plus an incentive target bonus pursuant to the Management Incentive Plan of the Company equal to 75% of his base salary, in connection with a change of control of the Company.

The descriptions above are qualified in their entirety by reference to the full and complete terms of the Amendment to the Employment Agreement and the Amendment to the Offer Letter, copies of which are filed as Exhibits 10.1 and 10.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits filed herewith:

Exhibit No.	Description

10.1	Amendment to Employment Agreement by and among the Company and Rohit Navani, dated February 16, 2023

10.2	Amendment to Offer Letter by and among the Company and David Kretschmer, dated February 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2023

Akumin Inc.

By:	/s/ Riadh Zine
Name:	Riadh Zine
Title:	Chairman, Chief Executive Officer and Director